Exhibit 99.1

                        TRUSTEE'S DISTRIBUTION STATEMENT

To the Holders of:
Corporate Backed Trust Certificates, Goodyear Tire & Rubber Note-Backed Series 2001-34
*CUSIP:        21988G577          Class     A-1
               21988GBG0          Class     A-2

In accordance with the Standard Terms for Trust Agreements, U.S. Bank Trust National Association, as Trustee, submits the following cash basis statement for the period ending March 15, 2010.

INTEREST ACCOUNT
----------------


Balance as of September 15, 2009...............................           $0.00
         Scheduled Income received on securities...............   $1,745,100.00
         Unscheduled Income received on securities.............           $0.00

LESS:
         Distribution to Class A-1 Holders.....................  -$1,745,100.00
         Distribution to Class A-2 Holders.....................          -$0.00
         Distribution to Depositor.............................          -$0.00
         Distribution to Trustee...............................          -$0.00
Balance as of March 15, 2010...................................           $0.00


PRINCIPAL ACCOUNT
-----------------


Balance as of September 15, 2009...............................           $0.00
         Scheduled Principal received on securities............           $0.00

LESS:
         Distribution to Holders...............................          -$0.00
Balance as of March 15, 2010...................................           $0.00


                 UNDERLYING SECURITIES HELD AS OF March 15, 2010

          Principal
           Amount                         Title of Security
          ---------                       -----------------
         $49,860,000       Goodyear Tire & Rubber Company 7% Notes due
                           March 15, 2028
                           *CUSIP:        382550AD3

U.S. Bank Trust National Association, as Trustee

*The Trustee shall not be held responsible for the selection or use of the CUSIP numbers nor is any representation made as to its correctness. It is included solely for the convenience of the Holders.